UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 13, 2006

                             Konigsberg Corporation
                         -------------------------------
             (Exact name of registrant as specified in its charter)

            Nevada                 000-51594             98-0455906
          -------                 ----------             ---------
(State or other jurisdiction     (Commission           (IRS Employer
     of incorporation)            File Number)       Identification No.)

                   90 Reynolds St., Oakville, Ontario, L6J 3K2
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               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code: (905) 330-1189

                 435 Martin Street, Suite 3220 Blaine, WA 98230
                ------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM  1.01.  ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT
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     On  April  13, 2006, Konigsberg Corporation ("Konigsberg" or the "Company")
entered into a letter of intent with a wholly owned subsidiary of Sydney Resource Corporation (TSXV - SYR) ("Sydney") to earn up to a 75% joint venture interest in the Yoquivo Au-Ag property located in Chihuahua State, Mexico (the "Yoquivo Property" and the "Letter of Intent").

     Pursuant to the letter of intent, Sydney is granting Konigsberg the right to earn an initial (First Option) undivided 50% interest in and to the mineral rights to the Yoquivo Property in exchange for the following cash, share and work expenditure considerations to be delivered/met over a 24 month period from the signing of the letter of intent, as more specifically detailed below:

     A. Konigsberg making, in favor of Sydney, the following cash payments totaling $200,000 dollars over a 90 day period:

          i) $25,000 within five days of signing of the Letter of Intent,
          ii) an additional $75,000 within 30 days of signing the Letter of Intent, and
          iii) an additional $100,000 within 90 days of signing the Letter of Intent.

     B.   Konigsberg  issuing  1,000,000  shares  of  restricted  common  stock:

          i) 500,000 shares of common stock within 30 days of signing the Letter of Intent, and
          ii) An additional 500,000 shares of common stock within 12 months of signing of this Letter of Intent.

     C. Konigsberg completing the following cumulative exploration expenditures on the Yoquivo Property totaling $1,000,000 over a 24 month period, including:

          i)   $250,000  in  cumulative  exploration  expenditures  within  the first  6  months  after  signing  the  Letter  of  Intent,
          ii)  $600,000  in  cumulative  exploration  expenditures  within  12 months  of  signing  the  Letter  of  Intent,  and
          iii) $1,000,000 in cumulative exploration expenditures within 24 months of signing the Letter of Intent.

     The initial cash payment of $100,000 and issuance of 500,000 shares of common stock, are firm commitments on the part of Konigsberg after signing the letter of intent, and the initial exploration expenditure of $250,000 shall become a firm commitment on the part of the Company upon the signing of a definitive agreement. All other payments and expenditure commitments are optional.

     It is understood that Sydney will act as operator during the earn-in phase of the agreement and will be entitled to charge a management fee of 10% on all property exploration expenditures and related head office overhead. A management

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committee  consisting  of  two  representatives  of  each company will be formed subsequent to the companies entry into the Letter of Intent. As operator, Sydney will be responsible for proposal of exploration programs to the management committee. Konigsberg as funding partner shall be responsible for funding, in full, any and all exploration programs approved by the management committee in advance of the commencement of exploration.

     Sydney shall further grant to Konigsberg a second option (the Second Option) to earn an additional 25% interest, subject to back-in provisions in favor of Sydney as indicated below, under the following terms and conditions:

     A) Within 60 days of having vested an initial 50% interest in the property making a cash payment in favor of Sydney of $250,000 dollars,
     B) Within 60 days of having vested an initial 50% interest in the property issuing to Sydney an additional 1,000,000 common shares of Konigsberg, and
     C) Completing an additional $1,500,000 in exploration expenditures on the property within an additional 24 month period and making the necessary cash payments to any vendor as per the terms and conditions of the underlying agreement.

     Should Konigsberg successfully exercise the Second Option, Sydney shall have the one-time right, exercisable within 90 days of Konigsberg having vested all 75% of the joint venture, via the Second Option, to back into a 50% interest (the "Back In Right") in the property by making a single cash payment in favor of Konigsberg equal to the greater of:

     (i) 2.0 times Konigsberg's cumulative exploration expenditures incurred under the terms of the Second Option, exclusive of acquisition payments; or

     (ii) should the value of the Konigsberg shares issued under the terms of the Second Option exceed $1,500,000 on the date of the exercise of the Back In Right, a total of 2.0 times Konigsberg cumulative exploration expenditures incurred under the terms of the Second Option, exclusive of acquisition costs, plus one half of the amount by which Konigsberg's shares exceed $1,500,000. Said payments to be due within 10 days of written notice delivered to Konigsberg by Sydney that it has chosen to exercise its back in right.

     Konigsberg shall have the additional right, exercisable within 7 days of receipt of notice of Sydney's decision to exercise its Back In Right, to extinguish Sydney's Back In Right, through the issuance of an additional
1,000,000  shares  of  Konigsberg  common  stock  in  Sydney's  favor.

     In the event that Konigsberg does not exercise its Second Option and/or acts to extinguish Sydney's Back In Right, it is anticipated that a joint venture will be formed between the parties under an industry standard joint venture agreement, with each party owning 50% of the joint venture.

     It is anticipated that a definitive agreement will be completed by the parties on or before May 31, 2006.

     All shares of common stock to be issued to Sydney in connection with the above provisions of the letter of intent and subsequent definitive agreement will be post Forward Stock Split shares (as described below under "Item 8.01 Other events").

ITEM  8.01  OTHER  EVENTS.
--------------------------

     On April 12, 2006, the Company's Board of Directors approved a 4:1 forward stock split to shareholders of record as of April 25, 2006 (the "Forward Stock Split"). As a result of the Forward Stock Split, the Company will have 77,600,000 shares of common stock issued and outstanding as of April 25, 2006, assuming no shares of common stock are issued by the Company prior to that date. Additionally, the Forward Stock Split is also affecting the Company's authorized common stock, and as a result, the Company will have 400,000,000 shares of $0.001 par value common stock authorized after the 4:1 forward stock split takes effect on April 25, 2006. The 100,000,000 shares of preferred stock, par value $0.001, which the Company currently has authorized were not effected by the Forward Stock Split.

ITEM  9.01  EXHIBITS
--------------------

3.1*     Certificate  of  Change  Pursuant  to  Nevada  Revised  Statutes 78.209

* To be filed as an Exhibit to a subsequent filing by the Company, after such Certificate has been filed with and accepted by the Nevada Secretary of State.


                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KONIGSBERG CORPORATION
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By: /s/ Adam Cegielski
---------------------
Adam Cegielski
Chief Executive Officer
Dated: April 17, 2006

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